UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2006

 ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 3, 2006, etrials Worldwide, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that its Board of Directors has approved a common stock repurchase program for up to $1 Million of common stock repurchases.

Item 9.01.    Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated October 3, 2006 announcing that its Board of Directors has approved a common stock repurchase program for up to $1 Million of common stock repurchases.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2006	etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
Name: James W. Clark, Jr.
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 3, 2006 announcing that its Board of Directors has approved a common stock repurchase program for up to $1 Million of common stock repurchases.

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